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                                 EXHIBIT 3

                           JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $1.00 per share, of CB Bancshares, Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.


Date:  March 21, 1996                   M.A. SCHAPIRO & CO., INC.



                                        By:  /s/ Stephen J. Paluszek
                                        Name:  Stephen J. Paluszek
                                        Title:  President

                                        S.D. SECURITIES, INC.



                                        By:  /s/ Stephen J. Paluszek
                                        Name:  Stephen J. Paluszek
                                        Title:  President

                                        M.A. SCHAPIRO & CO., INC. PROFIT
                                        SHARING/RETIREMENT PLAN



                                        By:  /s/ Thomas J. Mirante
                                        Name:  Thomas J. Mirante
                                        Title:  Member, Retirement Committee

                                        SECOND DISTRICT SECURITIES CO., INC.
                                        PROFIT SHARING/RETIREMENT PLAN



                                        By:  /s/ Thomas J. Mirante
                                        Name:  Thomas J. Mirante
                                        Title:  Member, Retirement Committee



                                        By:  /s/ Thomas J. Mirante
                                        Name:  Thomas J. Mirante



                                        By:  /s/ Donald J. Andres
                                        Name:  Donald J. Andres